Exhibit 99.1
                                                                    ------------


                                        Company Contact:
                                        Bill Willett
                                        Programmer's Paradise, Inc.
                                        Chairman and Chief Executive Officer
                                        (732)-389-8950
                                        bill.willett@programmers.com


           PROGRAMMER'S PARADISE, INC. REPORTS 2004 SECOND QUARTER
                                FINANCIAL RESULTS

                             NET SALES INCREASE 56%
                           EARNINGS PER SHARE OF $.14



SHREWSBURY, NJ, July 29, 2004 - Programmer's Paradise, Inc. (NASDAQ: PROG) today reported financial results for the second quarter ended June 30, 2004. The results will be discussed in a conference call to be held on Friday, July 30, 2004 at 10:00 AM Eastern time. The dial-in telephone number is (866) 804-3550 and the pass code is "PROG".

Revenue for the quarter ended June 30, 2004 was $25.1 million compared with $16.1 million for the quarter ended June 30, 2003.

Bill Willett, Chairman and Chief Executive Officer, stated, "This increase in the second quarter of 56% over the same period in 2003 is the result of improved account executive productivity driven by a favorable IT spending environment and our continued focus on excellence in customer service".

Earnings per share for the quarter were $.14 compared with earnings per share of $.05 for the same quarter of 2003.

Programmer's Paradise, Inc. is a marketer of technical software and hardware for microcomputers, servers and networks in the United States and Canada. Programmer's Paradise offers a wide variety of technical and general business application software, PC hardware and components from a broad range of publishers and manufacturers. Additional information can be found by visiting www.programmersparadise.com.

Contact Programmer's Paradise, Inc. via Bill Willett, CEO of Programmer's Paradise, Inc. at (732) 389-8950 or bill.willett@programmers.com.

The statements in this release concerning the Company's future prospects are forward-looking statements that involve certain risks and uncertainties. Such risks and uncertainties include the continued acceptance of the Company's distribution channel by vendors and customers, the timely availability and acceptance of new products, and contribution of key vendor relationships and support programs.

                                - Tables Follow -

                         PART I - FINANCIAL INFORMATION

                  PROGRAMMER'S PARADISE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                                         June 30,           December 31,
                                                                           2004                 2003
                                                                           ----                 ----
                                                                       (Unaudited)           (Audited)

                            ASSETS
Current assets
  Cash and cash equivalents                                         $       3,169       $         5,878
  Marketable Securities                                                     7,508                 5,033
  Accounts receivable, net                                                 10,379                 7,783
  Inventory - finished goods                                                1,507                 1,119
  Prepaid expenses and other current assets                                   544                   333
                                                                    -------------       ---------------
Total current assets                                                       23,107                20,146

Equipment and leasehold improvements, net                                     252                   292
Other assets                                                                   51                    51
                                                                    -------------       ---------------
Total assets                                                        $      23,410       $        20,489
                                                                    =============       ===============

                                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable and accrued expenses                             $      11,538       $         8,919
  Dividend payable                                                            421                   375
                                                                      -----------       ---------------
Total current liabilities                                                  11,959                 9,294

Commitments and contingencies

Stockholders' equity
  Common stock, $.01 par value; authorized, 10,000,000 shares;
     issued 5,284,500 shares                                                   53                    53
  Additional paid-in capital                                               33,296                34,099
  Treasury stock, at cost, 1,453,715 shares and 1,533,970 shares,
     respectively                                                          (4,230)               (4,490)
  Retained earnings                                                       (17,660)              (18,545)
  Accumulated other comprehensive income (loss)                                (8)                   78
                                                                    --------------      ---------------
Total stockholders' equity                                                 11,451                11,195
                                                                    --------------      ---------------
Total liabilities and stockholders' equity                          $      23,410       $        20,489
                                                                    ==============      ===============


                  PROGRAMMER'S PARADISE, INC. AND SUBSIDIARIES
    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                      Six months ended                  Three months ended
                                                                          June 30,                           June 30,
                                                                          --------                           --------
                                                                    2004             2003              2004             2003
                                                                    ----             ----              ----             ----

Net sales                                                     $    45,772       $    31,249       $   25,093       $    16,051

Cost of sales                                                      40,103            27,138           22,025            13,928
                                                              ------------      -----------      ------------      -----------

Gross profit                                                        5,669             4,111            3,068             2,123

Selling, general and administrative expenses                        4,753             3,939            2,531             1,961
                                                              ------------      -----------      ------------      -----------

Income from operations                                                916               172              537               162

Interest income, net                                                   54                50               15                19

Realized foreign exchange gain/(loss)                                 (27)               80               (6)               58
                                                              ------------      -----------      ------------      -----------

Income before income tax provision                                    943               302              546               239

Provision for income taxes                                             58                58               23                36
                                                              ------------      -----------      ------------      -----------

Net income                                                    $       885       $       244      $       523       $       203
                                                              ===========       ===========      ===========       ===========

Net income per common share - Basic                           $      0.23       $      0.07      $      0.14       $      0.05
                                                              ===========       ===========      ===========       ===========

Net income per common share - Diluted                         $      0.22       $      0.06      $      0.13       $      0.05
                                                              ===========       ===========      ===========       ===========


Weighted average common shares outstanding-                         3,812             3,736            3,827             3,727
                                                              ===========       ===========      ===========       ===========
Basic
Weighted average common shares outstanding-                         4,103             3,802            4,118             3,792
                                                              ===========       ===========      ===========       ===========
Diluted

Reconciliation to comprehensive income:

Net Income                                                    $       885       $       244       $      523       $       203
                                                              ------------      -----------      ------------      -----------
Other comprehensive income(loss), net of tax:
      Unrealized gain (loss) on marketable securities                 (36)               14              (46)               19
      Foreign currency translation adjustments                        (50)              210              (12)               86
                                                              ------------      -----------      ------------      -----------
Total comprehensive income                                    $       799       $       468      $       465       $       308
                                                              ============      ===========      ============      ===========

